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101388106                                                          Page 17 of 18
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         EXHIBIT 1
         to SCHEDULE 13D



                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated:  May 22, 2003



                                   GENERAL ATLANTIC PARTNERS, LLC

                                   By:  /s/ Thomas J. Murphy
                                        ---------------------------------------
                                        Name:   Thomas J. Murphy
                                        Title:  Attorney-in-Fact


                                   GENERAL ATLANTIC PARTNERS (BERMUDA), L.P.

                                   By:  GAP (Bermuda) Limited,
                                        Its general partner

                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Vice President


                                   GAP (BERMUDA) LIMITED

                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Vice President

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101388106                                                          Page 18 of 18
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                                   GAPSTAR, LLC

                                   By:  General Atlantic Partners, LLC,
                                        Its sole member

                                   By:  /s/ Thomas J. Murphy
                                        ---------------------------------------
                                        Name:   Thomas J. Murphy
                                        Title:  Attorney-in-Fact


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By:  /s/ Thomas J. Murphy
                                        ---------------------------------------
                                        Name:   Thomas J. Murphy
                                        Title:  Attorney-in-Fact


                                   GAPCO GMBH & CO. KG

                                   By:  GAPCO Management GmBH,
                                        Its general partner

                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Managing Director


                                   GAPCO MANAGEMENT GMBH

                                   By:  /s/ Matthew Nimetz
                                        ---------------------------------------
                                        Name:   Matthew Nimetz
                                        Title:  Managing Director